UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2013

KELLY SERVICES, INC.

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(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
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(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

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(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (248) 362-4444

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On December 11, 2013, Kelly Services, Inc. (the “Company”) amended and restated its existing $150 million revolving credit facility (the “Revolver Amendment”). On the same date, the Company and Kelly Receivables Funding, LLC, a wholly owned bankruptcy remote special purpose subsidiary of the Company, amended the Receivables Purchase Agreement related to the existing $150 million securitization facility (the “Securitization Amendment”).

The Revolver Amendment amends and restates the Company’s Amended and Restated Credit Agreement dated March 30, 2011. The Revolver Amendment makes, among others, the following changes:

●	Increases the lenders’ commitments from $150.0 million to $200.0 million,

●	Revises the termination date of the facility from March 31, 2016 to December 11, 2018,

●	Reduces the applicable margins based on the Company’s leverage ratio, as defined in the agreement and calculated at the end of each fiscal quarter.

The remaining material terms and conditions of the Revolver Amendment are substantially similar to the material terms and conditions of the Company’s Amended and Restated Credit Agreement dated March 31, 2011.

The Securitization Amendment amends the Receivables Purchase Agreement dated December 4, 2009 as amended and modified through the date of the Securitization Amendment. The Securitization Amendment makes, among others, the following changes:

●	Revises the termination date of the facility from March 31, 2014 to December 9, 2016,

●	Introduces a delayed funding option that allows the bank to delay honoring a funding request for up to 35 days in the event there is market dislocation,

●	Reduces the facility fees, letter of credit fees, and program fees.

The remaining material terms and conditions of the Receivables Purchase Agreement are substantially similar to the material terms and conditions of the Receivables Purchase Agreement dated December 4, 2009 as amended and modified through the date of the Securitization Amendment.

The foregoing descriptions of the Revolver Amendment and the Securitization Amendment are subject in all respects to the terms and conditions of the First Amendment to Amended and Restated Credit Agreement, dated December 11, 2013 (including Annex A thereto) between and among the Company and the other parties thereto and the Receivables Purchase Agreement No. 4, dated December 11, 2013 between and among the Company, Kelly Receivables Funding LLC and the other parties thereto, copies of which are included as Exhibits 10.18, 10.19 and 10.20 to this report and are incorporated herein by reference.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

10.18	First Amendment to Amended and Restated Credit Agreement, dated December 11, 2013

10.19	Annex A to First Amendment to Amended and Restated Credit Agreement, dated December 11, 2013

10.20	Receivables Purchase Agreement Amendment No. 4, dated December 11, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: December 13, 2013

/s/ Patricia Little
Patricia Little

Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.                                 Description

10.18	First Amendment to Amended and Restated Credit Agreement, dated December 11, 2013

10.19	Annex A to First Amendment to Amended and Restated Credit Agreement, dated December 11, 2013

10.20	Receivables Purchase Agreement Amendment No. 4, dated December 11, 2013

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